Consolidated Statements of Financial Position - USD ($)	Mar. 31, 2025	Mar. 31, 2024
Current assets
Cash and cash equivalents	$ 6,135,166	$ 733,188
Restricted cash	35,964	29,611
Other receivables	137,348	41,747
Prepaid expense	251,796	322,126
Total current assets	6,560,274	1,126,672
Non-current assets
Equipment	11,096	5,487
Investment in Psyence Labs Ltd	745,000
TOTAL ASSETS	7,316,370	1,132,159
Current liabilities
Accounts payable and accrued liabilities	394,270	755,202
Convertible note liability		7,657,397
Derivative warrant liabilities	200,096	901,608
TOTAL LIABILITIES	594,366	12,104,699
SHAREHOLDERS EQUITY/(DEFICIT)
Share Capital	61,752,305	46,125,397
Warrants Reserve	1,065,705
Accumulated Deficit	(56,447,204)	(57,458,994)
Reserves	351,198	361,057
TOTAL SHAREHOLDERS EQUITY/(DEFICIT)	6,722,004	(10,972,540)
TOTAL LIABILITIES AND NET EQUITY	7,316,370	1,132,159
NCAC Sponsor
Current liabilities
Due to related party		1,474,256
Psyence Group Inc
Current liabilities
Due to related party		$ 1,316,236